UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7396

Western Asset Managed High Income Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place, Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2009

ITEM 1.                                                     REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / FEBRUARY 28, 2009

Western Asset Managed High Income Fund Inc.

(MHY)

Managed by  WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s primary investment objective is high current income. Capital appreciation is a secondary objective.

What’s inside

Letter from the chairman	I

Fund overview	1

Fund at a glance	6

Schedule of investments	7

Statement of assets and liabilities	22

Statement of operations	23

Statements of changes in net assets	24

Financial highlights	25

Notes to financial statements	26

Report of independent registered public accounting firm	33

Board approval of management and subadvisory agreements	34

Additional information	39

Annual chief executive officer and chief financial officer certifications	44

Dividend reinvestment plan	45

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

Dear Shareholder,

The U.S. economy weakened significantly during the twelve-month reporting period ended February 28, 2009. Looking back, U.S. gross domestic product (“GDP”)i growth was 0.9% and 2.8% during the first and second quarters of 2008, respectively. Contributing to the economy’s expansion during the second quarter were rising exports that were buoyed by a weakening U.S. dollar. In addition, consumer spending accelerated, aided by the government’s tax rebate program. However, the dollar’s rally and the end of the rebate program, combined with other strains on the economy, caused GDP to take a step backward during the second half of 2008. According to the U.S. Department of Commerce, third and fourth quarter 2008 GDP contracted 0.5% and 6.3%, respectively, the latter being the worst quarterly reading since 1982.

When the reporting period began, there was speculation as to whether the U.S. would experience a recession and, if so, how deep and prolonged it would be. This speculation ended in December 2008. At that time, the National Bureau of Economic Research (“NBER”)—which has the final say on when one begins and ends—announced that a recession had begun in December 2007. Regardless of how one defines a recession, it has felt as if we have been in the midst of an economic slowdown for quite some time. Consumer spending, which represents approximately two-thirds of GDP, has continued to weaken. The Commerce Department reported that spending by consumers declined 3.8% during the third quarter of 2008 and fell 4.3% in the fourth quarter.

In terms of the job market, the U.S. Department of Labor reported that payroll employment declined during each of the last fourteen months ended February 2009. Over that period, 4.4 million jobs were lost, with nearly half of the total occurring during the last three months. In addition, in February 2009, the unemployment rate hit 8.1%, the highest since 1983. Another strain on the economy, the housing market, has yet to bottom. According to the National Association of Realtors, existing home sales fell to a nearly twelve-year low in January 2009, with nearly half of the sales involving distressed property transactions, such as foreclosures.

Western Asset Managed High Income Fund Inc.	I

Letter from the chairman continued

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. When the reporting period began, the federal funds rateiii was 3.00%. After cutting rates a total of 1.25%, from 4.25% to 3.00% in January 2008, the Fed lowered rates again in March and April to 2.00%. The Fed then left rates on hold for several months due to growing inflationary pressures as a result of soaring oil and commodity prices, coupled with the sagging U.S. dollar. However, as inflation receded along with oil prices and the global financial crisis escalated, the Fed cut rates twice in October 2008 to 1.00%. Then, in December 2008, it reduced the federal funds rate to a range of 0 to 1/4 percent—a historic low—and maintained this stance during its next meetings in January and March 2009. In conjunction with the March meeting, the Fed stated that it “will employ all available tools to promote economic recovery and to preserve price stability. The Committee will maintain the target range for the federal funds rate at 0 to 1/4 percent and anticipates that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. In March 2008, it established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. In mid-September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets. In recent months, the Fed has taken additional measures to thaw the frozen credit markets, including the purchase of debt issued by Fannie Mae and Freddie Mac, as well as introducing the Term Asset-Backed Securities Loan Facility (“TALF”). TALF will initially lend up to $200 billion to eligible owners of certain AAA-rated asset-backed securities backed by newly and recently originated auto loans, credit card loans, student loans and Small Business Administration (“SBA”) guaranteed loans. The Fed has also floated the idea of purchasing certain Treasury securities in an attempt to bring down long-term interest rates.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In October 2008, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by former President Bush. President Obama has also made reviving the economy a priority in his administration, the cornerstone thus far being the $787 billion stimulus package that was signed into law in February 2009.

II	Western Asset Managed High Income Fund Inc.

During the twelve-month reporting period ended February 28, 2009, both short- and long-term Treasury yields experienced periods of extreme volatility. While earlier in 2008 investors were focused on the subprime segment of the mortgage-backed market, these concerns broadened to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This unrest triggered several “flights to quality,” causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). This was particularly true during much of the second half of the reporting period, as the turmoil in the financial markets and sharply falling stock prices often caused investors to flee securities that were perceived to be risky, even high-quality corporate bonds and high-grade municipal bonds. On several occasions, the yield available from short-term Treasuries fell to nearly zero, as investors were essentially willing to forgo any return potential in order to access the relative safety of government-backed securities. During the twelve months ended February 28, 2009, two-year Treasury yields fell from 1.65% to 1.00%. Over the same time frame, ten-year Treasury yields moved from 3.53% to 3.02%. Looking at the twelve-month period as a whole, the overall bond market, as measured by the Barclays Capital U.S. Aggregate Indexiv, returned 2.06%.

Periods of increased investor risk aversion caused the high-yield bond market to produce extremely poor results over the twelve months ended February 28, 2009. While the asset class rallied on several occasions, it was not enough to overcome numerous flights to quality. In particular, seizing credit markets, coupled with fears of a global recession and rising corporate bond default rates, sent high-yield bond prices sharply lower in September, October and November 2008, as well as in February 2009. During those four months, the Citigroup High Yield Market Indexv (the “Index”) returned -8.01%, -15.34%, -9.75% and -3.78% respectively. Over the twelve months ended February 28, 2009, the Index returned -22.90%.

Fears of a global recession, falling commodity prices and seizing credit markets sent emerging market debt prices sharply lower during the twelve-month reporting period. While the asset class rallied on several occasions, it was not enough to offset its sharp losses in September and October 2008. During those two months, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned -6.84% and -14.89%, respectively. Over the twelve months ended February 28, 2009, the EMBI Global returned -11.82%.

Western Asset Managed High Income Fund Inc.	III

Letter from the chairman continued

A special note regarding increased market volatility

In recent months, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy well into 2009.

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/cef. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

IV	Western Asset Managed High Income Fund Inc.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

March 27, 2009

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

v	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.
vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

Western Asset Managed High Income Fund Inc.	V

Fund overview

Q. What is the Fund’s investment strategy?

A. As a primary investment objective, the Fund seeks high current income. Capital appreciation is a secondary objective.

The managers employ an actively managed approach that assimilates top-down macroeconomic views with industry sector insights and bottom-up credit research to derive the general framework for the Fund’s predominantly non-investment grade credit mandate. This framework provides the foundation for how the portfolio is positioned with respect to risk (aggressive, neutral, conservative) as well as identifying sector overweights and underweights. Risk and weightings are reviewed on a regular basis. The bottom-up process provides the basis for populating the targeted industry weightings through individual credit selection. Analysts work closely with the portfolio managers to determine which securities provide the best risk/reward relationship within their respective sectors. The research team focuses on key fundamental measures such as leverage, cash flow adequacy, liquidity, amortization schedule, underlying asset value and management integrity/track record.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the bond market experienced periods of unnerving volatility. Changing perceptions regarding the economy, inflation, deflation and future Federal Reserve Board (“Fed”)i monetary policy caused bond prices to fluctuate.

The yield on two- and ten-year Treasuries began the reporting period at 1.65% and 3.53%, respectively. After initially trading in a fairly narrow range, Treasury yields moved higher from April through early June 2008, as the economy performed better than expected. In addition, inflationary pressures mounted as oil prices surged to record levels. Over this period, riskier fixed-income asset classes, such as high-yield bonds and emerging market debt, rallied. However, beginning in mid-June, seizing credit markets led to an extreme “flight to quality.” Investors’ risk aversion further intensified from September through November given the severe disruptions in the global

Western Asset Managed High Income Fund Inc. 2009 Annual Report	1

Fund overview continued

financial markets. During this time, investors were drawn to the relative safety of Treasuries, while riskier portions of the bond market performed poorly.

Toward the end of the reporting period, Treasury yields moved higher, especially on the long end of the yield curveii. This was triggered by concerns regarding the massive amount of new government issuance that would be needed to fund the economic stimulus package. At the conclusion of the fiscal year, two- and ten-year Treasury yields were 1.00% and 3.02%, respectively.

Due largely to the strong performance of Treasury securities, the overall bond market, as measured by the Barclays Capital U.S. Aggregate Indexiii, gained 2.06% during the twelve months ended February 28, 2009. In contrast, high-yield bonds, as measured by the Citigroup High Yield Market Indexiv, returned -22.90% over the same period.

Q. How did we respond to these changing market conditions?

A. We are committed to a relative value approach to the credit markets, grounded in exhaustive fundamental credit analysis. This approach is the cornerstone of our investment decision process and is followed regardless of market conditions. This process is designed to identify market opportunities and then to position the Fund’s portfolio accordingly. We maintained an overweighting to CCC-rated securities and an underweighting to BB-rated securities, which adversely impacted relative performance. To provide a bit of a hedge to this aggressive stance in quality rating allocation, we adjusted the Fund’s industry positioning to be more defensive. Electric Utilities was our single largest sector overweight relative to the benchmark, as we felt the current market afforded us a compelling opportunity to buy a historically defensive sector at very attractive valuations. We also remained overweight in Aerospace & Defense based on this sub-sector’s strong balance sheets, free cash flow generation and focus on operations and maintenance as opposed to weapons programs. Elsewhere, we continued to increase our Wireless exposure due to the defensive nature of the business, as well as strong underlying asset values. Our key underweights did not change over the past year. The most notable of these were Retail, Media—Non-Cable and Information Technology (“IT”). Our significant sector underweights remained constant as we were concerned about the cyclical and consumer-dominated industries.

2	Western Asset Managed High Income Fund Inc. 2009 Annual Report

Performance review

For the twelve months ended February 28, 2009, Western Asset Managed High Income Fund Inc. returned -26.43% based on its net asset value (“NAV”)v and -17.81% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Indexvi, returned -20.92% for the same period. The Lipper High Current Yield Closed-End Funds Category Averagevii returned -30.26% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $0.56 per share. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of February 28, 2009. Past performance is no guarantee of future results.

PERFORMANCE SNAPSHOT as of February 28, 2009 (unaudited)

PRICE PER SHARE	12-MONTH TOTAL RETURN*
$4.08 (NAV)	-26.43%
$4.11 (Market Price)	-17.81%

All figures represent past performance and are not a guarantee of future results.

*

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?†

A. The portfolio’s overweights to Capital Goods1, Wireless, Energy and Utilities, which returned -19.29%, -0.04%, -18.25 and -15.13%, respectively, were positive contributors to relative performance. In addition, underweights to IT, Financials and Consumer Cyclicals2, which returned -36.15%, -28.72%, and -33.40%, respectively, were beneficial to relative performance. In terms of security selection, overweights to Norcraft, a building materials company, and Wind Acquisition Finance SA, a wireless provider, which returned 5.68% and 10.83%, respectively, aided relative performance. In addition, underweights to two of the worst performers in the benchmark, Freescale Semiconductor Inc, which returned -76.28%, and General Motors Corp., which returned -75.92%, enhanced the Fund’s relative results.

1	Capital Goods consists of the following industries: Aerospace & Defense, Building Materials, Diversified Manufacturing, Construction Machines, Packaging and Environmental.
2	Consumer Cyclicals consists of the following industries: Automotive, Entertainment, Gaming, Home Construction, Lodging, Retailers, Restaurants, Textiles and other consumer services.
†	All returns cited represent respective position and/or sector return within the benchmark.

Western Asset Managed High Income Fund Inc. 2009 Annual Report	3

Fund overview continued

Q. What were the leading detractors from performance?†

A. Credit quality allocation was the primary reason for the Fund’s underperformance during the reporting period. Relative to the benchmark, the portfolio was overweight CCC-rated securities, which returned -34.72%, and underweight BB-rated issues, which returned -12.82%. From a sub-sector perspective, underweights to Media—Non-Cable and Consumer Noncyclicals1, which returned 30.19% and -3.59%, respectively, and an overweight to Transportation2, which returned -24.56%, hurt performance. From an issuer perspective, overweights to Energy Future Holdings Corp., Abitibi-Consolidated Co. of Canada and Ford, which returned -43.25%, -60.55% and -33.26%, respectively, also detracted from performance.

Looking for additional information?

The Fund is traded under the symbol “MHY” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XMHYX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888 777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Managed High Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

March 17, 2009

1	Consumer Noncyclicals consists of the following industries: Consumer Products, Food/Beverage, Health Care, Pharmaceuticals, Supermarkets and Tobacco.
2	Transportation consists of the following industries: Airlines, Railroads and other transportation-related services.
†	All returns cited represent respective position and/or sector return within the benchmark.

4	Western Asset Managed High Income Fund Inc. 2009 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of February 28, 2009 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 7 through 21 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of February 28, 2009 were: Consumer Discretionary (16.8%), Energy (15.3%), Industrials (12.1%), Telecommunication Services (12.1%) and Financials (11.1%). The Fund’s portfolio composition is subject to change at any time.

RISKS: The Fund invests in high-yield bonds, which are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. In addition, the Fund may invest in foreign securities, which are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
iii

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.
v

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vi

The Barclays Capital (formerly Lehman Brothers) U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended February 28, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 5 funds in the Fund’s Lipper category.

Western Asset Managed High Income Fund Inc. 2009 Annual Report	5

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — February 28, 2009

6	Western Asset Managed High Income Fund Inc. 2009 Annual Report

Schedule of investments

February 28, 2009

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
CORPORATE BONDS & NOTES — 91.9%
CONSUMER DISCRETIONARY — 15.5%
	Auto Components — 0.5%
$1,320,000	Allison Transmission Inc., Senior Notes, 11.250% due 11/1/15(a)(b)	$514,800
555,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	197,025
	Visteon Corp., Senior Notes:
969,000	8.250% due 8/1/10	87,210
2,373,000	12.250% due 12/31/16(a)	142,380
	Total Auto Components	941,415
	Automobiles — 0.5%
295,000	Ford Motor Co., Debentures, 8.900% due 1/15/32	51,625
	General Motors Corp.:
1,945,000	Notes, 7.200% due 1/15/11	320,925
3,070,000	Senior Debentures, 8.375% due 7/15/33	422,125
1,325,000	Senior Notes, 7.125% due 7/15/13	185,500
	Total Automobiles	980,175
	Diversified Consumer Services — 0.9%
	Education Management LLC/Education Management Finance Corp.:
85,000	Senior Notes, 8.750% due 6/1/14	80,750
1,560,000	Senior Subordinated Notes, 10.250% due 6/1/16	1,466,400
245,000	Service Corp. International, Senior Notes, 7.500% due 4/1/27	191,100
	Total Diversified Consumer Services	1,738,250
	Hotels, Restaurants & Leisure — 4.0%
410,000	Boyd Gaming Corp., Senior Subordinated Notes, 7.125% due 2/1/16	211,150
1,055,000	Buffets Inc., Senior Notes, 12.500% due 11/1/14(c)(f)	5,380
2,085,000	Caesars Entertainment Inc., Senior Subordinated Notes, 8.125% due 5/15/11	354,450
875,000	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13	743,750
374,000	Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12	323,510
840,000	Downstream Development Quapaw, Senior Notes, 12.000% due 10/15/15(a)	424,200
655,000	El Pollo Loco Inc., Senior Notes, 11.750% due 11/15/13	507,625
270,000	Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp., 11.000% due 6/15/15(a)	18,900
985,000	Indianapolis Downs LLC & Capital Corp., Senior Secured Notes, 11.000% due 11/1/12(a)	517,125
1,700,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	212,500
1,025,000	MGM MIRAGE Inc., Senior Notes, 13.000% due 11/15/13(a)	743,125
220,000	Mohegan Tribal Gaming Authority, Senior Subordinated Notes, 6.375% due 7/15/09	173,800

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2009 Annual Report	7

Schedule of investments continued

February 28, 2009

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Hotels, Restaurants & Leisure — 4.0% continued
$1,277,000	Pokagon Gaming Authority, Senior Notes, 10.375% due 6/15/14(a)	$1,130,145
635,000	Sbarro Inc., Senior Notes, 10.375% due 2/1/15	238,125
475,000	Snoqualmie Entertainment Authority, Senior Secured Notes, 5.384% due 2/1/14(a)(d)	258,875
	Station Casinos Inc.:
	Senior Notes:
860,000	6.000% due 4/1/12(c)(f)	270,900
1,430,000	7.750% due 8/15/16(c)(f)	436,150
40,000	Senior Subordinated Notes, 6.625% due 3/15/18(c)(f)	1,400
1,100,000	Turning Stone Casino Resort Enterprise, Senior Notes, 9.125% due 12/15/10(a)	907,500
	Total Hotels, Restaurants & Leisure	7,478,610
	Household Durables — 1.7%
120,000	American Greetings Corp., Senior Notes, 7.375% due 6/1/16	62,400
1,240,000	K Hovnanian Enterprises Inc., Senior Notes, 11.500% due 5/1/13	973,400
1,065,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	998,437
1,330,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, 9.750% due 9/1/12	1,120,525
	Total Household Durables	3,154,762
	Internet & Catalog Retail — 0.3%
95,000	Expedia Inc., Senior Notes, 8.500% due 7/1/16(a)	78,375
620,000	Ticketmaster, Senior Notes, 10.750% due 8/1/16(a)	449,500
	Total Internet & Catalog Retail	527,875
	Media — 5.3%
	Affinion Group Inc.:
240,000	Senior Notes, 10.125% due 10/15/13	187,200
2,525,000	Senior Subordinated Notes, 11.500% due 10/15/15	1,616,000
	CCH I LLC/CCH I Capital Corp.:
540,000	Senior Notes, 11.000% due 10/1/15(f)	43,200
4,075,000	Senior Secured Notes, 11.000% due 10/1/15(f)	366,750
405,000	CCH II LLC/CCH II Capital Corp., Senior Notes, 10.250% due 10/1/13(f)	324,000
	Cengage Learning Acquisitions Inc.:
1,085,000	Senior Notes, 10.500% due 1/15/15(a)	515,375
1,080,000	Senior Subordinated Notes, step bond to yield 13.359% due 7/15/15(a)	394,200
420,000	Charter Communications Holdings LLC, Senior Discount Notes, 12.125% due 1/15/12(e)(f)	11,551
390,000	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes, 11.750% due 5/15/11(f)	5,850
1,760,000	Charter Communications Inc., Senior Secured Notes, 10.875% due 9/15/14(a)(f)	1,636,800

See Notes to Financial Statements.

8	Western Asset Managed High Income Fund Inc. 2009 Annual Report

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Media — 5.3% continued
	CSC Holdings Inc., Senior Notes:
$795,000	8.125% due 7/15/09	$808,913
450,000	6.750% due 4/15/12	434,250
1,565,000	Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes, 9.875% due 8/15/13	242,575
405,000	DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., Senior Notes, 8.375% due 3/15/13	411,075
	DISH DBS Corp., Senior Notes:
590,000	6.625% due 10/1/14	532,475
470,000	7.750% due 5/31/15	435,925
800,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16	16,000
825,000	R.H. Donnelley Corp., Senior Notes, 8.875% due 1/15/16	41,250
220,000	R.H. Donnelley Inc., 11.750% due 5/15/15(a)	31,900
635,000	Sun Media Corp., 7.625% due 2/15/13	384,175
1,300,000	Time Warner Inc., Senior Notes, 7.625% due 4/15/31	1,222,825
325,000	Univision Communications Inc., Senior Notes, 7.850% due 7/15/11	186,875
	Total Media	9,849,164
	Multiline Retail — 1.4%
	Dollar General Corp.:
1,090,000	Senior Notes, 10.625% due 7/15/15	1,098,175
515,000	Senior Subordinated Notes, 11.875% due 7/15/17(b)	499,550
	Neiman Marcus Group Inc.:
2,495,000	Senior Notes, 9.000% due 10/15/15(b)	998,000
140,000	Senior Secured Notes, 7.125% due 6/1/28	63,700
	Total Multiline Retail	2,659,425
	Specialty Retail — 0.7%
	AutoNation Inc., Senior Notes:
145,000	3.094% due 4/15/13(d)	115,638
200,000	7.000% due 4/15/14	173,000
1,085,000	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	580,475
220,000	Eye Care Centers of America, Senior Subordinated Notes, 10.750% due 2/15/15	203,500
500,000	Michaels Stores Inc., Senior Notes, 10.000% due 11/1/14	173,125
	Total Specialty Retail	1,245,738
	Textiles, Apparel & Luxury Goods — 0.2%
580,000	Oxford Industries Inc., Senior Notes, 8.875% due 6/1/11	432,100
	TOTAL CONSUMER DISCRETIONARY	29,007,514
CONSUMER STAPLES — 1.9%
	Food & Staples Retailing — 0.1%
165,000	Delhaize America Inc., Debentures, 9.000% due 4/15/31	184,649

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2009 Annual Report	9

Schedule of investments continued

February 28, 2009

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Food Products — 1.0%
	Dole Food Co. Inc., Senior Notes:
$415,000	8.625% due 5/1/09	$408,775
220,000	7.250% due 6/15/10	198,000
1,414,000	8.875% due 3/15/11	1,187,760
	Total Food Products	1,794,535
	Household Products — 0.3%
710,000	Visant Holding Corp., Senior Notes, 8.750% due 12/1/13	656,750
	Tobacco — 0.5%
	Alliance One International Inc., Senior Notes:
230,000	8.500% due 5/15/12	200,100
760,000	11.000% due 5/15/12	718,200
	Total Tobacco	918,300
	TOTAL CONSUMER STAPLES	3,554,234
ENERGY — 14.6%
	Energy Equipment & Services — 2.4%
1,145,000	ANR Pipeline Co., Debentures, 9.625% due 11/1/21	1,339,597
690,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	470,063
810,000	Key Energy Services Inc., Senior Notes, 8.375% due 12/1/14	530,550
375,000	Pride International Inc., Senior Notes, 7.375% due 7/15/14	375,000
1,960,000	Tennessee Gas Pipeline Co., Bonds, 8.375% due 6/15/32	1,835,536
	Total Energy Equipment & Services	4,550,746
	Oil, Gas & Consumable Fuels — 12.2%
1,050,000	Atlas Pipeline Partners LP, Senior Notes, 8.750% due 6/15/18	656,250
2,120,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	1,494,600
	Chesapeake Energy Corp., Senior Notes:
1,085,000	9.500% due 2/15/15	1,014,475
435,000	6.625% due 1/15/16	357,788
950,000	6.250% due 1/15/18	743,375
590,000	7.250% due 12/15/18	482,325
345,000	Compagnie Generale de Geophysique SA, Senior Notes, 7.500% due 5/15/15	271,688
2,452,044	Corral Petroleum Holdings AB, Senior Secured Subordinated Bonds, 6.094% due 4/15/10(a)(b)(d)	1,287,323
190,000	El Paso Corp., Senior Notes, 8.250% due 2/15/16	177,650
	Enterprise Products Operating LP:
840,000	Junior Subordinated Notes, 8.375% due 8/1/66(d)	567,687
370,000	Subordinated Notes, 7.034% due 1/15/68(d)	238,992
1,190,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	956,462
855,000	Forest Oil Corp., Senior Notes, 8.500% due 2/15/14(a)	782,325
280,000	Inergy LP/Inergy Finance Corp., Senior Notes, 8.250% due 3/1/16	270,200

See Notes to Financial Statements.

10	Western Asset Managed High Income Fund Inc. 2009 Annual Report

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Oil, Gas & Consumable Fuels — 12.2% continued
$1,560,000	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	$1,131,000
	Mariner Energy Inc., Senior Notes:
560,000	7.500% due 4/15/13	425,600
335,000	8.000% due 5/15/17	224,450
640,000	MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes, 8.750% due 4/15/18	457,600
	OPTI Canada Inc., Senior Secured Notes:
345,000	7.875% due 12/15/14	115,575
230,000	8.250% due 12/15/14	79,350
855,000	Parallel Petroleum Corp., 10.250% due 8/1/14	517,275
900,000	Petrohawk Energy Corp., Senior Notes, 9.125% due 7/15/13	855,000
	Petroplus Finance Ltd., Senior Notes:
380,000	6.750% due 5/1/14(a)	296,400
470,000	7.000% due 5/1/17(a)	350,150
720,000	Quicksilver Resources Inc., 8.250% due 8/1/15	590,400
2,825,000	SandRidge Energy Inc., Senior Notes, 8.625% due 4/1/15(b)	1,899,812
2,100,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15(a)(c)(f)	115,500
610,000	Southwestern Energy Co., Senior Notes, 7.500% due 2/1/18(a)	579,500
1,625,000	Stone Energy Corp., Senior Subordinated Notes, 6.750% due 12/15/14	755,625
200,000	Targa Resources Partners LP, Senior Notes, 8.250% due 7/1/16(a)	143,000
960,000	Teekay Corp., Senior Notes, 8.875% due 7/15/11	916,800
1,290,000	Tennessee Gas Pipeline Co., Senior Notes, 8.000% due 2/1/16(a)	1,273,875
860,000	VeraSun Energy Corp., Senior Notes, 9.375% due 6/1/17(c)	27,950
795,000	W&T Offshore Inc., Senior Notes, 8.250% due 6/15/14(a)	540,600
765,000	Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14	598,613
	Williams Cos. Inc.:
660,000	Notes, 8.750% due 3/15/32	618,560
1,025,000	Senior Notes, 7.625% due 7/15/19	960,039
	Total Oil, Gas & Consumable Fuels	22,773,814
	TOTAL ENERGY	27,324,560
FINANCIALS — 10.5%
	Commercial Banks — 0.5%
300,000	ATF Capital BV, Senior Notes, 9.250% due 2/21/14(a)	136,500
	TuranAlem Finance BV, Bonds:
920,000	8.250% due 1/22/37(a)	142,600
280,000	8.250% due 1/22/37(a)	54,600
785,000	Wells Fargo Capital XV, Junior Subordinated Notes, 9.750% due 9/26/44(d)	549,951
	Total Commercial Banks	883,651

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2009 Annual Report	11

Schedule of investments continued

February 28, 2009

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Consumer Finance — 4.8%
$1,300,000	FMG Finance Pty Ltd., Senior Secured Notes, 10.625% due 9/1/16(a)	$1,111,500
	Ford Motor Credit Co.:
650,000	Notes, 7.875% due 6/15/10	433,287
	Senior Notes:
566,000	7.246% due 6/15/11(d)	303,517
832,500	4.010% due 1/13/12(d)	408,966
5,950,000	12.000% due 5/15/15	3,467,208
	GMAC LLC:
696,000	7.500% due 12/31/13(a)	293,023
144,000	8.000% due 12/31/18(a)	34,535
2,873,000	8.000% due 11/1/31(a)	1,291,615
1,910,000	SLM Corp., Senior Notes, 1.319% due 7/26/10(d)	1,574,319
	Total Consumer Finance	8,917,970
	Diversified Financial Services — 3.0%
620,000	Capmark Financial Group Inc., 5.875% due 5/10/12	142,367
1,450,000	CCM Merger Inc., Notes, 8.000% due 8/1/13(a)(f)	543,750
700,000	Citigroup Inc., Junior Subordinated Notes, Preferred Securities, 8.400% due 4/30/18(d)(g)	245,945
1,230,000	JPMorgan Chase & Co., Junior Subordinated Notes, 7.900% due 4/30/18(d)(g)	850,386
980,000	Leucadia National Corp., Senior Notes, 8.125% due 9/15/15	818,300
450,000	Smurfit Kappa Funding PLC, Senior Subordinated Notes, 7.750% due 4/1/15	264,375
	TNK-BP Finance SA:
918,000	7.875% due 3/13/18(a)	527,850
	Senior Notes:
120,000	7.500% due 7/18/16(a)	72,600
445,000	7.875% due 3/13/18(a)	255,875
1,720,000	Vanguard Health Holdings Co., I LLC, Senior Discount Notes, step bond to yield 13.433% due 10/1/15	1,479,200
460,000	Vanguard Health Holdings Co., II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	423,200
	Total Diversified Financial Services	5,623,848
	Insurance — 0.1%
1,700,000	American International Group Inc., Junior Subordinated Debentures, 8.175% due 5/15/58(a)(d)	271,755
	Real Estate Investment Trusts (REITs) — 0.6%
375,000	Host Marriott LP, Senior Notes, 7.125% due 11/1/13	299,063
	Ventas Realty LP/Ventas Capital Corp., Senior Notes:
220,000	6.500% due 6/1/16	187,550
695,000	6.750% due 4/1/17	590,750
	Total Real Estate Investment Trusts (REITs)	1,077,363

See Notes to Financial Statements.

12	Western Asset Managed High Income Fund Inc. 2009 Annual Report

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Real Estate Management & Development — 0.3%
$395,200	Ashton Woods USA LLC, Ashton Woods Finance Co., Senior Subordinated Notes, step bond to yield 24.274% due 6/30/15(a)(c)(e)	$148,200
	Realogy Corp.:
1,390,000	10.500% due 4/15/14	298,850
109,318	11.000% due 4/15/14(b)	12,572
1,220,000	Senior Subordinated Notes, 12.375% due 4/15/15	152,500
	Total Real Estate Management & Development	612,122
	Thrifts & Mortgage Finance — 1.2%
3,000,000	Ocwen Capital Trust I, Junior Subordinated Capital Securities, 10.875% due 8/1/27(e)	2,313,750
	TOTAL FINANCIALS	19,700,459
HEALTH CARE — 7.7%
	Health Care Equipment & Supplies — 0.7%
	Biomet Inc., Senior Notes:
1,275,000	10.375% due 10/15/17(b)	1,118,812
190,000	11.625% due 10/15/17	176,700
	Total Health Care Equipment & Supplies	1,295,512
	Health Care Providers & Services — 7.0%
295,000	Community Health Systems Inc., Senior Notes, 8.875% due 7/15/15	280,619
1,955,000	CRC Health Corp., 10.750% due 2/1/16	1,241,425
	DaVita Inc.:
200,000	Senior Notes, 6.625% due 3/15/13	196,000
775,000	Senior Subordinated Notes, 7.250% due 3/15/15	755,625
	HCA Inc.:
2,345,000	Debentures, 7.500% due 11/15/95	1,128,660
490,000	Notes, 7.690% due 6/15/25	263,024
25,000	Senior Notes, 6.250% due 2/15/13	19,625
	Senior Secured Notes:
775,000	9.250% due 11/15/16	711,062
1,630,000	9.625% due 11/15/16(b)	1,365,125
210,000	9.875% due 2/15/17(a)	202,650
850,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	820,250
	Tenet Healthcare Corp., Senior Notes:
1,385,000	6.375% due 12/1/11	1,239,575
210,000	6.500% due 6/1/12	187,950
1,775,000	7.375% due 2/1/13	1,508,750
525,000	9.875% due 7/1/14	418,688
	Universal Hospital Services Inc., Senior Secured Notes:
320,000	5.943% due 6/1/15(d)	228,800
1,190,000	8.500% due 6/1/15(b)	1,041,250

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2009 Annual Report	13

Schedule of investments continued

February 28, 2009

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Health Care Providers & Services — 7.0% continued
$2,252,000	US Oncology Holdings Inc., Senior Notes, 8.334% due 3/15/12(b)(d)	$1,362,460
	Total Health Care Providers & Services	12,971,538
	Pharmaceuticals — 0.0%
2,920,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12(c)(f)	14,600
	TOTAL HEALTH CARE	14,281,650
INDUSTRIALS — 11.8%
	Aerospace & Defense — 0.7%
110,000	BE Aerospace Inc., 8.500% due 7/1/18	88,000
	Hawker Beechcraft Acquisition Co., Senior Notes:
640,000	8.500% due 4/1/15	124,800
2,915,000	8.875% due 4/1/15(b)	262,350
870,000	L-3 Communications Corp., Senior Subordinated Notes, 5.875% due 1/15/15	806,925
	Total Aerospace & Defense	1,282,075
	Airlines — 2.5%
	Continental Airlines Inc., Pass-Through Certificates:
137,505	8.312% due 4/2/11	109,316
560,000	7.339% due 4/19/14	358,400
2,370,000	DAE Aviation Holdings Inc., Senior Notes, 11.250% due 8/1/15(a)	859,125
609,842	Delta Air Lines Inc., 8.954% due 8/10/14	375,053
	United Airlines Inc., Pass-Through Certificates:
630,000	6.831% due 9/1/08	630,000
1,443,358	7.811% due 10/1/09	1,465,009
581,502	8.030% due 7/1/11	581,502
275,000	6.932% due 9/1/11(c)	330,000
	Total Airlines	4,708,405
	Building Products — 0.8%
	Associated Materials Inc.:
3,005,000	Senior Discount Notes, step bond to yield 13.591% due 3/1/14	916,525
275,000	Senior Subordinated Notes, 9.750% due 4/15/12	228,250
460,000	Nortek Inc., Senior Secured Notes, 10.000% due 12/1/13	186,300
2,160,000	NTK Holdings Inc., Senior Discount Notes, step bond to yield 13.169% due 3/1/14	129,600
	Total Building Products	1,460,675
	Commercial Services & Supplies — 3.2%
3,195,000	DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes, 9.500% due 2/15/13	2,907,450
1,200,000	Interface Inc., Senior Notes, 10.375% due 2/1/10	1,122,000
1,500,000	Rental Services Corp., Senior Notes, 9.500% due 12/1/14	810,000

See Notes to Financial Statements.

14	Western Asset Managed High Income Fund Inc. 2009 Annual Report

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Commercial Services & Supplies — 3.2% continued
	US Investigations Services Inc.:
$1,460,000	11.750% due 5/1/16(a)	$1,022,000
160,000	Senior Subordinated Notes, 10.500% due 11/1/15(a)	128,000
	Total Commercial Services & Supplies	5,989,450
	Construction & Engineering — 0.5%
915,000	CSC Holdings Inc., Senior Notes, 8.500% due 6/15/15(a)	878,400
	Electrical Equipment — 0.1%
360,000	Sensata Technologies B.V., Senior Notes, 8.000% due 5/1/14	95,400
	Industrial Conglomerates — 0.0%
545,005	Sequa Corp., Senior Notes, 13.500% due 12/1/15(a)(b)	89,926
	Machinery — 0.3%
430,000	American Railcar Industries Inc., Senior Notes, 7.500% due 3/1/14	298,850
260,000	Terex Corp., Senior Subordinated Notes, 8.000% due 11/15/17	210,600
	Total Machinery	509,450
	Road & Rail — 2.3%
3,195,000	Hertz Corp., Senior Subordinated Notes, 10.500% due 1/1/16	1,214,100
	Kansas City Southern de Mexico, Senior Notes:
1,955,000	9.375% due 5/1/12	1,925,675
700,000	7.625% due 12/1/13	633,500
315,000	7.375% due 6/1/14	280,350
210,000	Kansas City Southern Railway, Senior Notes, 13.000% due 12/15/13	222,075
	Total Road & Rail	4,275,700
	Trading Companies & Distributors — 1.3%
915,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16(a)	535,275
280,000	Ashtead Holdings PLC, Senior Secured Notes, 8.625% due 8/1/15(a)	169,400
1,640,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	1,041,400
1,545,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14(a)	733,875
	Total Trading Companies & Distributors	2,479,950
	Transportation Infrastructure — 0.1%
	Swift Transportation Co., Senior Secured Notes:
1,395,000	8.984% due 5/15/15(a)(d)	132,525
800,000	12.500% due 5/15/17(a)	84,000
	Total Transportation Infrastructure	216,525
	TOTAL INDUSTRIALS	21,985,956
INFORMATION TECHNOLOGY — 1.3%
	Electronic Equipment, Instruments & Components — 0.0%
	NXP BV/NXP Funding LLC, Senior Secured Notes:
180,000	3.844% due 10/15/13(d)	29,475
180,000	7.875% due 10/15/14	36,900
	Total Electronic Equipment, Instruments & Components	66,375

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2009 Annual Report	15

Schedule of investments continued

February 28, 2009

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	IT Services — 0.8%
$855,000	Ceridian Corp., Senior Notes, 12.250% due 11/15/15(b)	$303,525
	First Data Corp.:
150,000	5.625% due 11/1/11	72,750
1,020,000	Senior Notes, 9.875% due 9/24/15(a)	566,100
920,000	SunGard Data Systems Inc., Senior Subordinated Notes, 10.250% due 8/15/15	634,800
	Total IT Services	1,577,175
	Semiconductors & Semiconductor Equipment — 0.1%
	Freescale Semiconductor Inc., Senior Notes:
800,000	8.875% due 12/15/14	148,000
190,000	9.125% due 12/15/14(b)	13,300
	Total Semiconductors & Semiconductor Equipment	161,300
	Software — 0.4%
1,110,000	Activant Solutions Inc., Senior Subordinated Notes, 9.500% due 5/1/16	646,575
	TOTAL INFORMATION TECHNOLOGY	2,451,425
MATERIALS — 6.1%
	Chemicals — 0.6%
2,215,000	Georgia Gulf Corp., Senior Notes, 10.750% due 10/15/16	71,987
270,000	Huntsman International LLC, Senior Subordinated Notes, 7.875% due 11/15/14	129,600
865,000	Methanex Corp., Senior Notes, 8.750% due 8/15/12(e)	820,783
295,000	Westlake Chemical Corp., Senior Notes, 6.625% due 1/15/16	178,475
	Total Chemicals	1,200,845
	Containers & Packaging — 0.8%
10,000	Berry Plastics Holding Corp., 8.875% due 9/15/14	6,000
320,000	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15(a)	228,800
425,000	Radnor Holdings Inc., Senior Notes, 11.000% due 3/15/10(c)(e)(f)	0
390,000	Rock-Tenn Co., Senior Notes, 9.250% due 3/15/16(a)	390,000
1,200,000	Solo Cup Co., Senior Subordinated Notes, 8.500% due 2/15/14	828,000
	Total Containers & Packaging	1,452,800
	Metals & Mining — 2.5%
1,260,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	1,088,258
1,410,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	810,750
2,755,000	Noranda Aluminium Acquisition Corp., 6.595% due 5/15/15(b)(d)	674,975
1,635,000	Novelis Inc., Senior Notes, 7.250% due 2/15/15	519,113
2,755,000	Ryerson Inc., Senior Secured Notes, 12.250% due 11/1/15(a)	1,639,225
	Total Metals & Mining	4,732,321
	Paper & Forest Products — 2.2%
	Abitibi-Consolidated Co. of Canada:
1,462,000	15.500% due 7/15/10(a)(f)	314,330

See Notes to Financial Statements.

16	Western Asset Managed High Income Fund Inc. 2009 Annual Report

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Paper & Forest Products — 2.2% continued
$2,740,000	Senior Secured Notes, 13.750% due 4/1/11(a)(f)	$1,959,100
	Appleton Papers Inc.:
75,000	Senior Notes, 8.125% due 6/15/11	51,375
2,820,000	Senior Subordinated Notes, 9.750% due 6/15/14	634,500
	NewPage Corp., Senior Secured Notes:
2,620,000	7.420% due 5/1/12(d)	641,900
585,000	10.000% due 5/1/12	179,888
490,087	Newpage Holding Corp., 10.265% due 11/1/13(b)(d)	120,071
580,000	Verso Paper Holdings LLC, 11.375% due 8/1/16	124,700
	Total Paper & Forest Products	4,025,864
	TOTAL MATERIALS	11,411,830
TELECOMMUNICATION SERVICES — 12.1%
	Diversified Telecommunication Services — 8.0%
175,000	Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28	126,875
940,000	GT Group Telecom Inc., Senior Discount Notes, 13.250% due 2/1/10(c)(e)(f)	0
670,000	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, 12.500% due 5/1/15(c)(f)	10,050
810,000	Intelsat Bermuda Ltd., Senior Notes, 11.250% due 6/15/16	767,475
1,640,000	Intelsat Corp., Senior Notes, 9.250% due 8/15/14(a)	1,537,500
685,000	Intelsat Intermediate Holding Co., Ltd., Senior Discount Notes, step bond to yield 12.014% due 2/1/15(a)	558,275
	Intelsat Jackson Holdings Ltd., Senior Notes:
155,000	9.500% due 6/15/16(a)	144,150
2,390,000	11.500% due 6/15/16(a)	2,258,550
170,000	L-3 Communications Corp., Senior Subordinated Notes, 6.375% due 10/15/15	161,500
	Level 3 Financing Inc., Senior Notes:
1,725,000	12.250% due 3/15/13	1,198,875
1,375,000	9.250% due 11/1/14	880,000
1,320,000	Nordic Telephone Co. Holdings, Senior Secured Bonds, 8.875% due 5/1/16(a)	1,207,800
790,000	Qwest Communications International Inc., Senior Notes, 7.500% due 2/15/14	673,475
2,545,000	Telcordia Technologies Inc., Senior Subordinated Notes, 10.000% due 3/15/13(a)	935,287
860,000	Virgin Media Finance PLC, Senior Notes, 9.125% due 8/15/16	760,025
2,370,000	Wind Acquisition Finance SA, Senior Bonds, 10.750% due 12/1/15(a)	2,387,775
1,365,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16	1,317,225
	Total Diversified Telecommunication Services	14,924,837
	Wireless Telecommunication Services — 4.1%
800,000	ALLTEL Communications Inc., Senior Notes, 10.375% due 12/1/17(a)(b)	940,000

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2009 Annual Report	17

Schedule of investments continued

February 28, 2009

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Wireless Telecommunication Services — 4.1% continued
	MetroPCS Wireless Inc., Senior Notes:
$590,000	9.250% due 11/1/14(a)	$557,550
450,000	9.250% due 11/1/14	427,500
	Sprint Capital Corp., Senior Notes:
1,570,000	7.625% due 1/30/11	1,362,543
350,000	8.375% due 3/15/12	283,677
460,000	6.875% due 11/15/28	254,641
5,075,000	8.750% due 3/15/32	3,062,930
2,120,000	True Move Co., Ltd., Notes, 10.750% due 12/16/13(a)	837,400
	Total Wireless Telecommunication Services	7,726,241
	TOTAL TELECOMMUNICATION SERVICES	22,651,078
UTILITIES — 10.4%
	Electric Utilities — 0.4%
1,630,000	Texas Competitive Electric Holding Co. LLC, Senior Notes, 10.500% due 11/1/16(b)	725,350
	Gas Utilities — 0.9%
1,650,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	1,559,250
	Independent Power Producers & Energy Traders — 9.1%
	AES Corp.:
930,000	Secured Notes, 8.750% due 5/15/13(a)	906,750
	Senior Notes:
1,410,000	8.000% due 10/15/17	1,205,550
1,000,000	8.000% due 6/1/20(a)	835,000
3,195,000	Dynegy Holdings Inc., Senior Notes, 7.750% due 6/1/19	1,948,950
160,000	Dynegy Inc., Bonds, 7.670% due 11/8/16	120,000
	Edison Mission Energy, Senior Notes:
1,000,000	7.750% due 6/15/16	915,000
840,000	7.200% due 5/15/19	703,500
1,065,000	7.625% due 5/15/27	804,075
11,345,000	Energy Future Holdings Corp., Senior Notes, 11.250% due 11/1/17(b)	5,048,525
574,834	Mirant Mid Atlantic LLC, Pass-Through Certificates, 10.060% due 12/30/28	546,092
740,000	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	680,800
	NRG Energy Inc., Senior Notes:
3,480,000	7.250% due 2/1/14	3,288,600
60,000	7.375% due 1/15/17	55,650
	Total Independent Power Producers & Energy Traders	17,058,492
	TOTAL UTILITIES	19,343,092
	TOTAL CORPORATE BONDS & NOTES (Cost — $266,070,618)	171,711,798

See Notes to Financial Statements.

18	Western Asset Managed High Income Fund Inc. 2009 Annual Report

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
ASSET-BACKED SECURITY — 0.0%
FINANCIAL — 0.0%
	Diversified Financial Services — 0.0%
$6,296,588	Airplanes Pass-Through Trust, Subordinated Notes, 10.875% due 3/15/19(c)(e)(f) (Cost — $6,995,540)	$0
COLLATERALIZED SENIOR LOANS — 1.7%
CONSUMER DISCRETIONARY — 0.6%
	Auto Components — 0.4%
1,217,339	Allison Transmission Inc., Term Loan B, 3.759% due 8/7/14(d)	817,139
	Media — 0.2%
997,455	Idearc Inc., Term Loan B, Senior Notes, 5.670% due 11/1/14	354,595
	TOTAL CONSUMER DISCRETIONARY	1,171,734
ENERGY — 0.7%
	Energy Equipment & Services — 0.6%
1,537,876	Turbo Beta Ltd., Term Loan, 14.500% due 3/15/18(d)(f)	1,084,203
	Oil, Gas & Consumable Fuels — 0.1%
1,000,000	Stallion Oilfield Services, Term Loan, 8.361% due 7/31/12(d)	300,000
	TOTAL ENERGY	1,384,203
INDUSTRIALS — 0.1%
	Trading Companies & Distributors — 0.1%
606,620	Penhall International Corp., Term Loan, 10.133% due 4/1/12(d)	212,317
MATERIALS — 0.3%
	Containers & Packaging — 0.2%
1,653,602	Berry Plastics Corp., Senior Term Loan, 8.421% due 6/15/14(d)	363,792
	Paper & Forest Products — 0.1%
229,856	Verso Paper Holdings LLC, 10.012% due 2/1/13(d)	86,196
	TOTAL MATERIALS	449,988
	TOTAL COLLATERALIZED SENIOR LOANS (Cost — $6,571,989)	3,218,242
CONVERTIBLE BONDS & NOTES — 0.9%
CONSUMER DISCRETIONARY — 0.7%
	Media — 0.7%
2,440,000	Virgin Media Inc., Senior Notes, 6.500% due 11/15/16(a)	1,287,100
INDUSTRIALS — 0.2%
	Marine — 0.2%
1,015,000	Horizon Lines Inc., Senior Notes, 4.250% due 8/15/12	494,812
	TOTAL CONVERTIBLE BONDS & NOTES (Cost — $2,172,140)	1,781,912

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2009 Annual Report	19

Schedule of investments continued

February 28, 2009

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

SHARES	SECURITY	VALUE
COMMON STOCKS — 0.0%
CONSUMER STAPLES — 0.0%
	Food Products — 0.0%
38,785	Aurora Foods Inc.(e)(f)*	$0
MATERIALS — 0.0%
	Chemicals — 0.0%
1	Pliant Corp.(e)(f)*	0
TELECOMMUNICATION SERVICES — 0.0%
	Diversified Telecommunication Services — 0.0%
2,169	McLeodUSA Inc., Class A Shares(e)(f)*	0
12,250	Pagemart Wireless(e)(f)*	123
	TOTAL TELECOMMUNICATION SERVICES	123
	TOTAL COMMON STOCKS (Cost — $109,108)	123
CONVERTIBLE PREFERRED STOCKS — 0.5%
FINANCIALS — 0.5%
	Diversified Financial Services — 0.5%
1,820	Bank of America Corp., 7.250% due 12/31/49	655,200
15,100	Citigroup Inc., 6.500% due 12/31/49	237,825
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $2,561,076)	893,025
PREFERRED STOCKS — 0.1%
CONSUMER DISCRETIONARY — 0.0%
	Automobiles — 0.0%
8,800	Ford Motor Co., Notes, 7.500%	41,360
	Media — 0.0%
3	ION Media Networks Inc., Series B, 12.000%(e)(f)*	0
	TOTAL CONSUMER DISCRETIONARY	41,360
FINANCIALS — 0.1%
	Consumer Finance — 0.1%
718	Preferred Blocker Inc., 7.000%(a)	122,643
	Diversified Financial Services — 0.0%
100	Preferred Plus, Trust, Series FRD-1, 7.400%	366
8,500	Saturns, Series F 2003-5, 8.125%	29,750
	Total Diversified Financial Services	30,116
	TOTAL FINANCIALS	152,759
	TOTAL PREFERRED STOCKS (Cost — $568,281)	194,119

See Notes to Financial Statements.

20	Western Asset Managed High Income Fund Inc. 2009 Annual Report

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

WARRANTS	SECURITY	VALUE
WARRANTS — 0.0%
1,005	Cybernet Internet Services International Inc., Expires 7/1/09(a)(e)(f)*	$0
940	GT Group Telecom Inc., Class B Shares, Expires 2/1/10(a)(e)(f)*	0
750	Jazztel PLC, Expires 7/15/10(a)(e)(f)*	0
1,040	Merrill Corp., Class B Shares, Expires 5/5/09(a)(e)(f)*	0
	TOTAL WARRANTS (Cost — $74,238)	0
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $285,122,990)	177,799,219

FACE AMOUNT
SHORT-TERM INVESTMENT — 0.9%
	Repurchase Agreement — 0.9%
$1,573,000	Morgan Stanley tri-party repurchase agreement dated 2/27/09, 0.220% due 3/2/09; Proceeds at maturity — $1,573,029; (Fully collateralized by U.S. government agency obligation, 5.700% due 11/8/22; Market value — $1,634,797) (Cost — $1,573,000)	1,573,000
	TOTAL INVESTMENTS — 96.0% (Cost — $286,695,990#)	179,372,219
	Other Assets in Excess of Liabilities — 4.0%	7,522,827
	TOTAL NET ASSETS — 100.0%	$186,895,046

*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933 as amended. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(c)	Security is currently in default.
(d)	Variable rate security. Interest rate disclosed is that which is in effect at February 28, 2009.
(e)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(f)	Illiquid security.
(g)	Security has no maturity date. The date shown represents the next call date.
#	Aggregate cost for federal income tax purposes is $287,562,110.

Abbreviation used in this schedule:
GMAC — General Motors Acceptance Corp.

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2009 Annual Report	21

Statement of assets and liabilities

February 28, 2009

ASSETS:
Investments, at value (Cost — $286,695,990)	$179,372,219
Cash	538
Dividends and interest receivable	6,691,879
Receivable for securities sold	2,452,525
Receivable for dividend reinvestment	163,689
Prepaid expenses	3,156
Other receivables	187,513
Total Assets	188,871,519
LIABILITIES:
Payable for securities purchased	1,737,783
Investment management fee payable	119,846
Directors’ fees payable	9,009
Accrued expenses	109,835
Total Liabilities	1,976,473
TOTAL NET ASSETS	$186,895,046
NET ASSETS:
Par value ($0.001 par value; 45,819,736 shares issued and outstanding; 500,000,000 shares authorized) (Note 4)	$45,820
Paid-in capital in excess of par value	452,534,785
Undistributed net investment income	4,384,521
Accumulated net realized loss on investments, swap contracts and foreign currency transactions	(162,746,309)
Net unrealized depreciation on investments	(107,323,771)
TOTAL NET ASSETS	$186,895,046
Shares Outstanding	45,819,736
Net Asset Value	$4.08

See Notes to Financial Statements.

22	Western Asset Managed High Income Fund Inc. 2009 Annual Report

Statement of operations

For the Year Ended February 28, 2009

INVESTMENT INCOME:
Interest	$ 29,029,020
Dividends	224,389
Total Investment Income	29,253,409
EXPENSES:
Investment management fee (Note 2)	1,970,099
Shareholder reports	112,414
Directors’ fees	80,104
Legal fees	57,913
Audit and tax	44,348
Stock exchange listing fees	36,924
Transfer agent fees	26,749
Custody fees	7,596
Insurance	7,046
Miscellaneous expenses	12,659
Total Expenses	2,355,852
Less: Fees paid indirectly (Note 1)	(167)
Net Expenses	2,355,685
NET INVESTMENT INCOME	26,897,724
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	(27,802,496)
Swap contracts	110,953
Foreign currency transactions	(4,224)
Net Realized Loss	(27,695,767)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(71,005,969)
Swap contracts	(456)
Change in Net Unrealized Appreciation/Depreciation	(71,006,425)
NET LOSS ON INVESTMENTS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS	(98,702,192)
DECREASE IN NET ASSETS FROM OPERATIONS	$(71,804,468)

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2009 Annual Report	23

Statements of changes in net assets

FOR THE YEARS ENDED FEBRUARY 28, 2009 AND FEBRUARY 29, 2008	2009	2008
OPERATIONS:
Net investment income	$ 26,897,724	$ 25,061,142
Net realized loss	(27,695,767)	(2,239,668)
Change in net unrealized appreciation/depreciation	(71,006,425)	(42,978,260)
Decrease in Net Assets From Operations	(71,804,468)	(20,156,786)
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(25,478,469)	(24,644,482)
Decrease in Net Assets From Distributions to Shareholders	(25,478,469)	(24,644,482)
FUND SHARE TRANSACTIONS:
Reinvestment of distributions (181,807 and 0 shares reissued, respectively)	748,135	—
Increase in Net Assets From Fund Share Transactions	748,135	—
DECREASE IN NET ASSETS	(96,534,802)	(44,801,268)
NET ASSETS:
Beginning of year	283,429,848	328,231,116
End of year*	$186,895,046	$283,429,848
* Includes undistributed net investment income of:	$4,384,521	$2,618,092

See Notes to Financial Statements.

24	Western Asset Managed High Income Fund Inc. 2009 Annual Report

Financial highlights

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED FEBRUARY 28,

UNLESS OTHERWISE NOTED:

	2009	2008[1]	2007	2006	2005[2]
NET ASSET VALUE, BEGINNING OF YEAR	$6.21	$7.19	$6.94	$7.20	$7.12
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.59	0.55	0.54	0.50	0.53
Net realized and unrealized gain (loss)	(2.16)	(0.99)	0.21	(0.26)	0.13
Total income (loss) from operations	(1.57)	(0.44)	0.75	0.24	0.66
LESS DISTRIBUTIONS FROM:
Net investment income	(0.56)	(0.54)	(0.50)	(0.50)	(0.58)
Total distributions	(0.56)	(0.54)	(0.50)	(0.50)	(0.58)
NET ASSET VALUE, END OF YEAR	$4.08	$6.21	$7.19	$6.94	$7.20
MARKET PRICE, END OF YEAR	$4.11	$5.60	$6.96	$6.16	$6.49
Total return, based on NAV[3,4]	(26.43)%	(5.86)%	12.11%	4.49%	10.33%[5]
Total return, based on Market Price Per Share[4]	(17.81)%	(12.30)%	22.27%	2.89%	1.45%
NET ASSETS, END OF YEAR (MILLIONS)	$187	$283	$328	$317	$329
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.96%	0.90%	0.97%[6]	1.11%	1.26%
Net expenses	0.96 [7]	0.90 [7]	0.94 [6,8]	1.11 [8]	1.26
Net investment income	10.92	8.04	7.56	7.21	7.47
PORTFOLIO TURNOVER RATE	54%	58%	67%	33%	41%

1	For the year ended February 29, 2008.
2	Per share amounts have been calculated using the average shares method.
3

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

4	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
5	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
6

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.91%.

7	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.
8	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2009 Annual Report	25

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Managed High Income Fund Inc. (the “Fund”) was incorporated in Maryland on December 24, 1992 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is high current income. Capital appreciation is a secondary objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Effective March 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

26	Western Asset Managed High Income Fund Inc. 2009 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	FEBRUARY 28, 2009	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Investments in securities	$179,372,219	$1,087,144	$175,823,002	$2,462,073

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	INVESTMENTS IN SECURITIES
Balance as of February 29, 2008	$125
Accrued premiums/discounts	23,208
Realized gain (loss)	(1,322,969	)(1)
Change in unrealized appreciation (depreciation)	1,363,523	(2)
Net purchases (sales)	148,186
Transfers in and/or out of Level 3	2,250,000
Balance as of February 28, 2009	$2,462,073
Net unrealized appreciation (depreciation) for investments in securities still held at the reporting date	$(9,329,518	)(2)

(1)	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

(2)

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Credit default swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuers or sovereign issuers of an emerging country, on a specified obligation or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced

Western Asset Managed High Income Fund Inc. 2009 Annual Report	27

Notes to financial statements continued

entities comprising a credit index. The Fund may use a CDS to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of value from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical price a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values particularly in relation to the notional amount of the contract, as well as the annual payment rate serve as an indication of the current status of the payment/performance risk.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as realized gain or loss at the time of receipt or payment on the Statement of Operations.

28	Western Asset Managed High Income Fund Inc. 2009 Annual Report

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(d) Credit and market risk. The Fund invests in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(f) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund. The amount is shown as a reduction of expenses on the Statement of Operations. Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of February 28, 2009, no provision for income tax would be required in the Fund’s financial

Western Asset Managed High Income Fund Inc. 2009 Annual Report	29

Notes to financial statements continued

statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN CAPITAL
(a)	—	$37,822,746	$(37,822,746)
(b)	$347,174	(347,174)	—

(a)	Reclassifications are primarily due to the expiration of a capital loss carryover.
(b)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets.

LMPFA has delegated to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities. Western Asset Limited does not receive any compensation from the Fund and is paid by Western Asset for its services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a subadvisory fee of 0.30% on the assets managed by Western Asset Limited.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

30	Western Asset Managed High Income Fund Inc. 2009 Annual Report

3. Investments

During the year ended February 28, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$128,457,711
Sales	126,452,943

At February 28, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,897,938
Gross unrealized depreciation	(110,087,829)
Net unrealized depreciation	$(108,189,891)

4. Capital shares

On November 16, 1999, the Fund commenced a share repurchase plan. Since the inception of the repurchase plan, the Fund repurchased (and retired) 1,213,500 shares with a total cost of $10,210,959. For the year ended February 28, 2009, the Fund did not repurchase shares.

5. Distributions subsequent to February 28, 2009

On February 9, 2009, the Fund’s Board declared three dividends in the amount of $0.0470 per share, payable on March 27, 2009, April 24, 2009 and May 29, 2009 to shareholders of record on March 20, 2009, April 17, 2009 and May 22, 2009, respectively.

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended February 28 and February 29, respectively, were as follows:

	2009	2008
Distributions Paid From:
Ordinary income	$25,478,469	$24,644,482

Western Asset Managed High Income Fund Inc. 2009 Annual Report	31

Notes to financial statements continued

As of February 28, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$4,891,193
Capital loss carryforward*	(145,200,937)
Other book/tax temporary differences(a)	(17,185,924)
Unrealized appreciation/(depreciation)(b)	(108,189,891)
Total accumulated earnings / (losses) — net	$(265,685,559)

*  As of February 28, 2009, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
2/28/2010	$(87,539,581)
2/28/2011	(38,635,215)
2/29/2012	(4,980,975)
2/28/2017	(14,045,166)
$(145,200,937)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

7. Recent accounting pronouncement

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

32	Western Asset Managed High Income Fund Inc. 2009 Annual Report

Report of independent registered public accounting firm

The Board of Directors and Shareholders
Western Asset Managed High Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Managed High Income Fund Inc. as of February 28, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Managed High Income Fund Inc. as of February 28, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
April 27, 2009

Western Asset Managed High Income Fund Inc. 2009 Annual Report	33

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940 (the “1940 Act”) requires that the Board of Directors (the “Board”) of Western Asset Managed High Income Fund Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”) and the sub-advisory agreements (the “Sub-Advisory Agreements”) with the Manager’s affiliate, Western Asset Management Company (“Western Asset”) and Western Asset Management London (together with Western Asset, the “Subadviser”), on an annual basis. In response to a request by the Independent Directors, an in-person meeting of the Board was held on October 23, 2008 (the “Leadership Meeting”) with senior leadership of the Manager, Western Asset and their corporate parent, Legg Mason, Inc. (“Legg Mason”), to discuss the investment advisory and other services provided to the Fund and other funds in the same complex under the Board’s supervision (together with the Fund, the “Legg Mason Closed-end Funds”). During this Leadership Meeting, information was presented to the Board regarding, among other things, the Subadviser’s economic and financial markets outlook and its investment strategies given that outlook. Additionally, the Board received information regarding recent organizational changes and continuing financial and other resources available to the Legg Mason organization to support its activities in respect of the Fund and the other Legg Mason Closed-end Funds. At a meeting (the “Contract Renewal Meeting”) held in-person on November 12 and 13, 2008, the Board, including the Independent Directors, considered and approved continuation of each of the Management Agreement and Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and Sub-Advisory Agreements, the Board received and considered a variety of information about the Manager and Subadviser, as well as the management and sub-advisory arrangements for the Fund and the other Legg Mason Closed-end Funds (together with the information provided at the Leadership and Contract Renewal Meetings, the “Contract Renewal Information”), certain portions of which are discussed below. A presentation made by the Manager and Subadviser to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and Sub-Advisory Agreements encompassed the Fund and all other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Subadviser to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as Board members of the Fund and the other Legg Mason Closed-end Funds with respect to the services provided to the Fund by each of the Manager and Subadviser.

The discussion below covers both advisory and administrative functions being rendered by the Manager, each such function being encompassed by the

34	Western Asset Managed High Income Fund Inc.

Management Agreement, and the investment advisory function being rendered by the Subadviser.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and Sub-Advisory Agreements, the Fund’s Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates and the Contract Renewal Information, the financial resources available to the Legg Mason organization.

The Board considered the responsibilities of the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of services provided to the Fund by the Subadviser and others.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe consisted of the Fund and all closed-end nonleveraged high current yield funds, as classified by Lipper, regardless of asset size. The Performance Universe consisted of five funds for the 1-year period ended June 30, 2008 and four funds for each of the 3-, 5- and 10-year periods ended June 30, 2008. The Board noted that it had received

Western Asset Managed High Income Fund Inc.	35

Board approval of management and subadvisory agreements (unaudited) continued

and discussed with the Manager and Subadviser information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s) and, at the Board’s request, its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1-year period ended June 30, 2008 was ranked second among the funds in the Performance Universe for that period and was above (better than) the Performance Universe median; the Fund’s performance for the 3-year period ended June 30, 2008 was ranked third among the funds in the Performance Universe for that period and was below (worse than) the Performance Universe median; the Fund’s performance for the 5-year period ended June 30, 2008 was ranked fourth among the funds in the Performance Universe for that period and was below the Performance Universe median; and the Fund’s performance for the 10-year period was ranked second among the funds in the Performance Universe for that period and was above the Performance Universe median. Among other things, the Manager in addressing the Fund’s relative performance for the 3- and 5-year periods noted that the Subadviser assumed responsibility for the management of the Fund’s portfolio in December 2005 and that the small number of funds in the Performance Universe, which included other funds managed by Western Asset, made meaningful comparisons difficult. The Board also considered the Fund’s performance in relation to its benchmark(s) and in absolute terms.

Based on its review, which included consideration of all of the factors noted above, the Board concluded that, under the circumstances, the Fund’s performance supported continuation of the Management Agreement and Sub-advisory Agreements for an additional period not to exceed one year.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense universe (the “Expense Universe”) selected and provided by Lipper for the 1-year period ended June 30, 2008. The Expense Universe consisted of the Fund and four other closed-end nonleveraged high current yield funds, as classified by Lipper. The five funds in the Expense Universe, which included two other funds managed by the Subadviser, had average net common share assets ranging from $55 million to $535.5 million.

36	Western Asset Managed High Income Fund Inc.

The Lipper Expense Information comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe showed that the Management Fee on a contractual basis was ranked third among the funds in the Expense Universe but was at the Expense Universe median and on an actual basis (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Universe funds), was ranked fourth among the funds in the Expense Universe and was below (worse than) the Expense Universe median. The Lipper Expense Information also showed that the Fund’s actual total expenses were ranked second among the funds in the Expense Universe and were at the Expense Universe median. The Manager noted, among other things, that the small number of funds in the Expense Universe, which included funds varying widely in size and two other funds managed by the Subadviser, made meaningful comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Board was advised that the fees paid by such other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Contract Renewal Information included an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Taking all of the above into consideration, the Board determined that the Management Fee and the sub-advisory fee were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. In 2007, the Board received a report from an outside consultant that had reviewed the Manager’s methodologies and the Board was assured by the Manager at the Contract Renewal Meeting that there had been no significant changes in those methodologies since the report was rendered. The profitability to the Subadviser

Western Asset Managed High Income Fund Inc.	37

Board approval of management and subadvisory agreements (unaudited) continued

was not considered to be a material factor in the Board’s considerations since the Subadviser’s fee is paid by the Manager, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager in providing services to the Fund was unchanged over the period covered by the analysis but remained at a level which merited continued monitoring. Under the Fund’s circumstances, however, the Board did not consider profitability to be such as to support a determination against continuation of the Management Agreement and Sub-advisory Agreements.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end Fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the management fee structure was appropriate under present circumstances.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and its affiliates as a result of their relationship with the Fund.

* * * * * *

In light of all of the foregoing, the Board determined that, under the circumstances, continuation of the Management Agreement and Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum discussing its responsibilities in connection with the proposed continuation of the Management Agreement and Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present.

38	Western Asset Managed High Income Fund Inc.

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Managed High Income Fund Inc. (the “Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

NON-INTERESTED DIRECTORS:
CAROL L. COLMAN c/o Chairman of the Fund, Legg Mason & Co., LLC (“Legg Mason”), 620 Eighth Avenue, New York, NY 10018

Birth year	1946

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past five years	President, Colman Consulting Co.

Number of portfolios in fund complex overseen by director (including the Fund)	23

Other board memberships held by Director	None
DANIEL P. CRONIN c/o Chairman of the Fund, Legg Mason, 620 Eighth Avenue, New York, NY 10018

Birth year	1946

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)

Number of portfolios in fund complex overseen by director (including the Fund)	23

Other board memberships held by Director	None
PAOLO M. CUCCHI c/o Chairman of the Fund, Legg Mason, 620 Eighth Avenue, New York, NY 10018

Birth year	1941

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III

Term of office[1] and length of time served	Since 1993

Principal occupation(s) during past five years	Professor of Italian and French languages, Drew University (since 1984); formerly, Vice President and Dean of College of Liberal Arts at Drew University (from 1984 to 2008)

Number of portfolios in fund complex overseen by director (including the Fund)	23

Other board memberships held by Director	None

Western Asset Managed High Income Fund Inc.	39

Additional information (unaudited) continued

Information about Directors and Officers

LESLIE H. GELB c/o Chairman of the Fund, Legg Mason, 620 Eighth Avenue, New York, NY 10018

Birth year	1937

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I

Term of office[1] and length of time served	Since 2008

Principal occupation(s) during past five years

President Emeritus and Senior Board Fellow, The Council on Foreign Relations (since 2003); formerly, President, The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by director (including the Fund)	23

Other board memberships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC (“Blackstone Advisors”)
WILLIAM R. HUTCHINSON c/o Chairman of the Fund, Legg Mason, 620 Eighth Avenue, New York, NY 10018

Birth year	1942

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III

Term of office[1] and length of time served	Since 2001

Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)

Number of portfolios in fund complex overseen by director (including the Fund)	23

Other board memberships held by Director	Director of Associated Banc-Corp.
RIORDAN ROETT c/o Chairman of the Fund, Legg Mason, 620 Eighth Avenue, New York, NY 10018

Birth year	1938

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I

Term of office[1] and length of time served	Since 2008

Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director, of Western Hemisphere Studies, Paul H. Nitze School of Avanced International Studies, The Johns Hopkins University (since 1993)

Number of portfolios in fund complex overseen by director (including the Fund)	23

Other board memberships held by Director	None

40	Western Asset Managed High Income Fund Inc.

JESWALD W. SALACUSE c/o Chairman of the Fund, Legg Mason, 620 Eighth Avenue, New York, NY 10018

Birth year	1938

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II

Term of office[1] and length of time served	Since 2008

Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President, Arbitration Tribunal, World Bank/ICSID (since 2004)

Number of portfolios in fund complex overseen by director (including the Fund)	23

Other board memberships held by Director	Director of two registered investment companies advised by Blackstone Advisors
INTERESTED DIRECTOR:
R. JAY GERKEN, CFA[2] Legg Mason, 620 Eighth Avenue, New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II

Term of office[1] and length of time served	Since 2002

Principal occupation(s) during past five years

Managing Director, Legg Mason; Chairman of the Board and Trustee/Director of 161 funds associated with Legg Mason Partners Fund Advisor, LLC. (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005)

Number of portfolios in fund complex overseen by director (including the Fund)	148

Other board memberships held by Director	None
OFFICERS:
KAPREL OZSOLAK Legg Mason, 55 Water Street, New York, NY 10041

Birth year	1965

Position(s) held with Fund[1]	Chief Financial Officer and Treasurer

Term of office[1] and length of time served	Since 2004

Principal occupation(s) during past five years

Director of Legg Mason; Chief Financial Officer and Treasurer of certain funds associated with Legg Mason; formerly, Controller of certain funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

Western Asset Managed High Income Fund Inc.	41

Additional information (unaudited) continued

Information about Directors and Officers

TED P. BECKER Legg Mason, 620 Eighth Avenue, New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Chief Compliance Officer

Term of office[1] and length of time served	Since 2006

Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason, (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at Citigroup Asset Management (“CAM”) or its predecessors (from 2002 to 2005)

ROBERT I. FRENKEL Legg Mason, 100 First Stamford Place, Stamford, CT 06902

Birth year	1954

Position(s) held with Fund[1]	Secretary and Chief Legal Officer

Term of office[1] and length of time served	Since 2003

Principal occupation(s) during past five years

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)

THOMAS C. MANDIA Legg Mason, 100 First Stamford Place, Stamford, CT 06902

Birth year	1962

Position(s) held with Fund[1]	Assistant Secretary

Term of office[1] and length of time served	Since 2006

Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005); Assistant Secretary of certain mutual funds associated with Legg Mason

STEVEN FRANK Legg Mason, 55 Water Street, New York, NY 10041

Birth year	1967

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served	Since 2005

Principal occupation(s) during past five years

Vice President of Legg Mason (since 2002); Controller of certain funds associated with Legg Mason or its predecessors (since 2005); formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)

42	Western Asset Managed High Income Fund Inc.

ALBERT LASKAJ Legg Mason, 55 Water Street, New York, NY 10041

Birth year	1977

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past five years

Vice President of Legg Mason (since 2008); Controller of certain funds associated with Legg Mason (Since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005)

1

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2011, year 2009 and year 2010, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Western Asset Managed High Income Fund Inc.	43

Annual chief executive officer and
chief financial officer certifications (unaudited)

The Fund’s Chief Executive Officer has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

44	Western Asset Managed High Income Fund Inc.

Dividend reinvestment plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company (“AST”), as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to Fund shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend-paying agent.

If the Fund declares a dividend or capital gains distribution payable either in shares of Common Stock or in cash, shareholders who are not Plan participants will receive cash, and Plan participants will receive the equivalent amount in shares of Common Stock. When the market price of the Common Stock is equal to or exceeds the net asset value per share of the Common Stock on the Valuation Date (as defined below), Plan participants will be issued shares of Common Stock valued at the net asset value most recently determined or, if net asset value is less than 95% of the then current market price of the Common Stock, then at 95% of the market value. The Valuation Date is the dividend or capital gains distribution record date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the immediately preceding trading day.

If the market price of the Common Stock is less than the net asset value of the Common Stock, a broker-dealer not affiliated with Legg Mason, Inc., as purchasing agent for Plan participants (“Purchasing Agent”), will buy Common Stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. If, following the commencement of the purchases and before the Purchasing Agent has completed its purchases, the market price exceeds the net asset value of the Common Stock, the average per share purchase price paid by the Purchasing Agent may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value of shares before the Purchasing Agent has completed its purchases, the Purchasing Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In a case where the Purchasing Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. AST will apply all cash received as a dividend or capital gains distribution to purchase Common Stock on the open market as

Western Asset Managed High Income Fund Inc.	45

Dividend reinvestment plan (unaudited) continued

soon as practicable after the payable date of the dividend or capital gains distribution, but in no event later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

AST will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Stock in the account of each Plan participant will be held by AST on behalf of the Plan participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. AST’s fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in Common Stock or in cash. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038 or by telephone at 1-877-366-6441.

46	Western Asset Managed High Income Fund Inc.

Western Asset Managed High Income Fund Inc.

Directors	Subadvisers
Carol L. Colman	Western Asset Management Company
Daniel P. Cronin
Paolo M. Cucchi	Western Asset Management Company Limited
Leslie H. Gelb
R. Jay Gerken, CFA	Custodian
Chairman	State Street Bank and Trust Company
William R. Hutchinson	1 Lincoln Street
Riordan Roett	Boston, Massachusetts 02111
Jeswald W. Salacuse
Transfer agent
Officers	American Stock Transfer & Trust Company
R. Jay Gerken, CFA	59 Maiden Lane
President and Chief Executive Officer	New York, New York 10038
Kaprel Ozsolak
Chief Financial Officer and Treasurer	Independent registered public accounting firm
Ted P. Becker	KPMG LLP
Chief Compliance Officer	345 Park Avenue
Robert I. Frenkel	New York, New York 10154
Secretary and Chief Legal Officer
Thomas Mandia	Legal counsel
Assistant Secretary	Simpson Thacher & Bartlett LLP
Steven Frank	425 Lexington Avenue
Controller	New York, New York 10017
Albert Laskaj
Controller	New York Stock Exchange Symbol
MHY
Western Asset Managed High Income Fund Inc.
55 Water Street
New York, New York 10041

Investment manager
Legg Mason Partners
Fund Advisor, LLC

Western Asset Managed High Income Fund Inc.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.
55 Water Street
New York, New York 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market price shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Managed High Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

WASX010547 4/09 SR09-794

ITEM 2.                  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the chairman of the Board’s Audit Committee, possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the audit committee financial expert.  Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending February 29, 2008 and February 28, 2009 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $38,150 in 2008 and $40,150 in 2009.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Managed High Income Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,000 in 2008 and $3,300 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Western Asset Managed High Income Fund Inc..

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Managed High Income Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph  (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Managed High Income Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2008 and 2009; Tax Fees were 100% and 0% for 2008 and 2009; and Other Fees were 100% and 0% for 2008 and 2009.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Managed High Income Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Managed High Income Fund Inc. during the reporting period were $0 in 2009.

(h) Yes.  Western Asset Managed High Income Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Western Asset Managed High Income Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors  and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”) and Western Asset Management Company Limited (“WAML”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA and WAML may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of both the WA Form ADV and the WAML Form ADV contain a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Chief Investment Officer of Western Asset since 1998.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset since 2000.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2007	Co-portfolio manager of the fund; portfolio manager and research analyst at Western Asset since 1994.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006

Co-portfolio manager of the fund; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management; Executive Vice President and portfolio manager for Janus Capital in 2003; Managing Director and head of High Yield Trading from 1998-2003 at Blackrock Financial Management.

Detlev Schlichter Western Asset 385 East Colorado Blvd. Pasadena, CA	Since 2007	Co-portfolio manager of the fund; portfolio manager with Western Asset since 2001.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of February 28, 2009.

Other Accounts Managed by Portfolio Managers

     The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

S. Kenneth Leech‡	117 registered investment companies with $183.8 billion in total assets under management	271 Other pooled investment vehicles with $98.5 billion in assets under management*	941 Other accounts with $195.2 billion in total assets under management**

Stephen A. Walsh‡	117 registered investment companies with $183.8 billion in total assets under management	271 Other pooled investment vehicles with $98.5 billion in assets under management*	941 Other accounts with $195.2 billion in total assets under management**

Keith J. Gardner‡	6 registered investment companies with $0.9 billion in total assets under management	8 Other pooled investment vehicles with $0.7 billion in assets under management***	0 Other accounts with $0 million in total assets under management

Michael C. Buchanan‡	16 registered investment Companies with $6.5 billion in total assets Under management	8 Other pooled investment vehicles with $3.4 billion in assets under management	18 Other accounts with $1.6 billion in total assets under management

Detlev Schlichter ‡	2 registered investment Companies with $0.1 billion in total assets Under management	27 Other pooled investment vehicles with $3.0 billion in assets under management	58 Other accounts with $13.5 billion in total assets under management****

*	Includes 8 accounts managed, totaling $1.2 billion, for which advisory fee is performance based.
**	Includes 96 accounts managed, totaling $21.6 billion, for which advisory fee is performance based.
***	Includes 1 account managed, totaling $8.4 million, for which advisory fee is performance based.
****	Includes 16 accounts managed, totaling $3.6 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”).  Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios.  Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, the Advisers’ compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe.  This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses.  These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional’s job function and performance as measured by a formal review process.  All bonuses are completely discretionary.  One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks.  Performance is reviewed on a 1, 3 and 5 year basis for compensation — with 3 years having the most emphasis. Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account, though relative performance against the stated benchmark and its applicable Lipper peer group is considered.  A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance.  These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity).  These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection.  Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account.  A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account.  The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time.  All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest.  Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction.  However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer.  In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts.  Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved.  Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.  For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security.  To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues.  Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts.  Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented.  If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of February 28, 2009.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	A
Stephen A. Walsh	A
Keith J. Gardner	A
Michael C. Buchanan	A
Detlev Schlichter	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.                SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                EXHIBITS.

(a) (1)  Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Managed High Income Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Managed High Income Fund Inc.

Date:	May 7, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Managed High Income Fund Inc.

Date:	May 7, 2009

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset Managed High Income Fund Inc.

Date:	May 7, 2009